SLIDE NO. 1

The Northeast's Energy Company

Edison Electric Institute
Financial Conference
San Francisco, CA

October 31, 2000





SLIDE NO. 2

Joan S. Freilich
Executive Vice President &
Chief Financial Officer

Consolidated Edison, Inc.





SLIDE NO. 3

This presentation contains forward-looking statements, which are statements of future expectations and not facts. Actual results or developments might differ materially from those included in the forward-looking statements because of factors such as competition and industry restructuring, changes in economic conditions, changes in historical weather patterns, changes in laws, regulations or regulatory policies, developments, in legal or public policy doctrines, technological developments and other presently unknown or unforeseen factors. Other risk factors are detailed from time to time in the two companies' SEC reports.





SLIDE NO. 4

Con Edison's track record of delivering on promises

Earned 12%+ ROE in 13 of last 14 years
Accretive acquisition of O&R
Constructive rate agreements
$1 billion share repurchase completed





SLIDE NO. 5

Northeast Utilities completes three-year recovery

Profitability restored

Extremely strong Millstone performance over the past 15 months

Restructuring successfully implemented in CT and MA

Restructuring agreement approved by NH governor, legislature and regulators

Yankee Gas merger successfully completed





SLIDE NO. 6  (Map)

Con Edison:
The Northeast's Energy Company

Total assets           $ 26 billion
Electric customers       5.0 million
Gas customers            1.4 million

Region:
19% of U.S. population
25% of electricity output





SLIDE NO. 7  (Graph)

Our "wires and pipes" businesses provide a strong foundation for future success

Telecom & Technology

Specialized Generation  Products & Services

Electric, Gas and Steam Distribution Customers/Assets






SLIDE NO. 8

New York Global Agreement addresses major issues

Extension of current agreement

Continued recovery of energy costs and stranded costs

Provides framework for solid earnings

Approval of NU merger recommended





SLIDE NO. 9

Provides extension of current agreement

Agreement was to expire March 2002
   Full rate case would have to be filed in 2001

Global agreement extends rate freeze 3 years - March 2005

Makes permanent the April 2001 rate reduction

Shareholder protections continue (environmental, taxes, inflation, etc.)





SLIDE NO. 10

Provides regulatory certainty

Continued full recovery of all commodity costs

Continued full recovery of all stranded costs

$170 million rate reduction funded by

   Achieved productivity and sales growth

   Divestiture proceeds






SLIDE NO. 11

Provides Framework for Solid earnings

No sharing target for year ending March 2001

12.9% threshold for year ending March 2002

11.75% threshold for years ending March 2003, 2004 and 2005

   Additional 25 basis points (12% total)
   Based on operating performance

Merger savings and incentives/penalties excluded from sharing formula





SLIDE NO. 12

Recommends approval of  NU merger

50/50 sharing of net synergies

Rate reduction of $18.5 million

   Present value of 10 year synergies

Opportunity to continue sharing after 2005

No tracking of synergy savings





SLIDE NO. 13

We are working hard to reduce market volatility

Made recommendations to PSC/FERC

Working through the ISO to point out deficiencies

50% hedged in summer, 75% in winter through NUG contracts and own generation

Issued RFP for winter load





SLIDE NO. 14

Merger approval process

Approvals required from NY, NH and CT

SEC and DOJ also required

Connecticut DPUC votes 4-1 to approve merger with conditions on October 19,
2000

Request for Reconsideration filing within 15 days of final decision

DPUC reply within 25 days from receipt of Request for Reconsideration





SLIDE NO. 15      (Graph)


Regulated Business

5% Annual Growth Target

Maximize Value of Assets

Economic Growth

Efficiencies

Superb Customer Service

Critical Mass of Electric, Gas and Steam Customers





SLIDE NO. 16

Our expertise assures that we will take full advantage of our growth potential

Highest electric reliability performance

Continuing high load growth

Unparalleled knowledge of Northeast energy markets

Unmatched expertise in underground cable build-out and operation

High-tech, learning organization





SLIDE NO. 17   Graph


Gas distribution growth through conversions

Home heating potential market

% of market not served by natural gas

Con Edison of New York              45%

Yankee Gas                          65%





SLIDE NO. 18

We are continuing the focus that is the foundation of our success

Increased efficiency and productivity

   Economies of scale - B2B

   Best practices

   Technology

Reinforce infrastructure for new growth

Long-term rate agreements

   Capture gains for shareholder





SLIDE NO. 19

John H. Forsgren

Executive Vice President & Chief Financial Officer

Northeast Utilities System

Acting Chairman and CEO

NEON Communications, Inc.





SLIDE NO. 20

We are exiting the nuclear business to reduce business risk

Connecticut - Millstone 1, 2 & 3

   Dominion to acquire units for $1.3 billion

      CL&P to receive $843 million; WMECO $196 million

   Closing expected April 2001

New Hampshire - Seabrook

   Auction to follow final approval of restructuring plan

New York - Indian Point 2

   Winner to be announced in the Fall

   Closing in mid 2001





SLIDE NO. 21

We are creating value for shareholders in regulated and unregulated markets

We can achieve 5% growth in the regulated business

We are exploring opportunities in various areas and looking to create alliances

Generation will have a niche role in earnings growth

Telecom has the potential to be an engine for growth






SLIDE NO. 22  (Graph)

Combined Con Edison/NU non-regulated activities provide a strong growth platform

Con Edison                                     Northeast Utilities

Solutions            Retail Marketing &             Select
                       Energy Services

Energy                 Wholesale Marketing           HEC

                           Generation:               NGC
Development                Development,
                       Ownership, Services           NGS

Communications          Telecommunications          Mode 1/NEON





SLIDE NO. 23  (Graph)

We will leverage our knowledge of the energy market

Specialized Generation Products & Services





SLIDE NO. 24  (Map)

Investments in strategic power generation facilities will enhance growth

1.  Northfield Mtn.                 NEPOOL - 23,000 MW
                                    NYPOOL - 30,000 MW
2.  CEEMI                           PJM -    52,000 MW

3.  Mt. Tom

4.  Holyoke Project

5.  Housatonic Hydro

6.  Eastern Hydro

7.  Newington (under construction)

8.  Lakewood

Con Edison/NU combined capacity 2,500 MW

Regional 1999 peak load 105,000 MW



SLIDE NO. 25  (Graph)

We will leverage our customer base and infrastructure skills through telecom investments and alliances

Telecom & Technology




SLIDE NO. 26

Our telecommunications business is rapidly emerging as a significant earnings growth driver


Con Edison Communications

Building out in NYC and Westchester

   NYC franchise received

Expected to:

   Become profitable by year-end 2001

   Generate $50 million in income by 2004

Strategic partnership with NEON

Other alliances being evaluated





SLIDE NO. 27 (Map)

Market metrics

   Target market includes 12 states

   30 million people

   1 million businesses

   19 million access lines

Ownership

   NU owns 4.8 million shares, or 22%

   Con Edison acquired 10.75% stake

   7.5 million shares publicly traded (NASDAQ: NOPT)



SLIDE NO. 28

NEON's Business Plan: Focus on Wholesale Market

65,000 fiber miles, 1,100 route miles from New York to Maine

Partnership at Con Edison Communications and Exelon would add 440 route miles, about 9,000 fiber miles

Focus on large and medium-size cities in New England

Install advanced optronic equipment

Major customers include AT&T Local, MCI WorldCom, Sprint, RCN, CTC Communications, Network PLUS





SLIDE NO. 29

We offer low-risk and dependable return potential

Strong growth at Con Edison and NU

Synergies and cost controls increase growth

Plant sales and securitizations greatly reduce stranded cost exposure

Leveraging core assets provides even greater earnings growth and returns to shareholders

Demonstrated ability and commitment to achieve targets





SLIDE NO. 30

Our commitment to the future

Achieve accelerated growth in regulated businesses

Capitalize on unregulated growth opportunities

Leverage strong management team


DELIVER VALUE TO SHAREHOLDERS